SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

THE LAZARD FUNDS, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: __________
(2)	Aggregate number of securities to which transaction applies:__________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________
(4)	Proposed maximum aggregate value of transaction:__________________
(5)	Total fee paid: _______________________________________________
☐	Fee previously paid with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:____________________________
(2)	Form, schedule or registration statement no.:____________
(3)	Filing party:______________________________________
(4)	Date filed: _______________________________________

THE LAZARD FUNDS, INC.

Lazard US Equity Focus Portfolio

30 Rockefeller Plaza

New York, New York 10112

[May 5], 2020

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders of Lazard US Equity Focus Portfolio, a series of The Lazard Funds, Inc. (the “Fund”) to be held virtually at [______________], on [June 29], 2020, at 3:00 p.m., local time. In addition to voting on the proposals described in the Notice of Special Meeting of Shareholders, you will have an opportunity to discuss other matters of interest to you as a shareholder.

Whether or not you plan to attend, please vote by internet, telephone or mail in accordance with the instructions on the enclosed proxy card(s) to assure that your shares are represented at the meeting.

Sincerely,

Nathan A. Paul President

THE LAZARD FundS, Inc.

Lazard US Equity Focus Portfolio
30 Rockefeller Plaza
New York, New York 10112

Notice of special Meeting of Shareholders
To be Held on [June 29], 2020

The Special Meeting of Shareholders of Lazard US Equity Focus Portfolio (the “Portfolio”), a series of The Lazard Funds, Inc. (the “Fund”), a Maryland corporation, will be held virtually at [___________], on [June 29], 2020, at 3:00 p.m., local time (the “Special Meeting”), to consider and act upon a proposal to approve changing the Portfolio’s subclassification from a “diversified company” to a “non-diversified company” (as such terms are defined in the Investment Company Act of 1940, as amended).

The Special Meeting will be held in a virtual format. Shareholders will not be able to attend the Special Meeting in person, but will be able to participate remotely as described below.

Shareholders of record at the close of business on April 27, 2020 will be entitled to receive notice of, and to participate and to vote at, the Special Meeting and any postponement or adjournment thereof. To participate in the Special Meeting, shareholders must register in advance by submitting the required information (described below) to Broadridge Financial Solutions Inc., the Portfolio’s proxy tabulator, at [________________]. If a shareholder’s shares are registered directly with the Portfolio in the shareholder’s name, in order to register to participate in the Special Meeting the shareholder must enter the control number found on the shareholder’s proxy card. If a shareholder’s shares are held by a broker, bank or other nominee, the shareholder must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number to be submitted by the shareholder when registering for the Special Meeting. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on [Friday], [June 26], 2020. Shareholders will receive an email confirming their registration and providing instructions for participating in the virtual Special Meeting. Shareholders may vote before or during the Special Meeting at proxyvote.com.

Your vote is important regardless of the size of your holdings in the Portfolio. Whether or not you expect to be present at the Special Meeting, please vote by internet, telephone or mail in accordance with the instructions on the enclosed proxy card. If you desire to vote virtually at the Special Meeting, you may revoke any proxy previously given. The Proxy Statement for the Special Meeting accompanies this Notice and also is available along with proxy card and other proxy materials at [https://www.lazardassetmanagement.com/us/en_us/funds/list/mutual-funds/42].

By Order of the Board of Directors

Mark R. Anderson Secretary

[May 5], 2020
New York, New York

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112

Proxy Statement
Special Meeting of Shareholders
[June 29], 2020

This Proxy Statement, which also is available at [https://www.lazardassetmanagement.com/us/en_us/funds/list/mutual-funds/42], is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of The Lazard Funds, Inc. (the “Fund”), a Maryland corporation, for use at the Special Meeting of the Shareholders of Lazard US Equity Focus Portfolio (the “Portfolio”) to be held virtually at [__________], on [June 29], 2020, at 3:00 p.m., local time, and at any and all adjournments or postponements thereof (the “Special Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting dated [May 5], 2020. The Fund is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of thirty active investment portfolios, including the Portfolio.

The Special Meeting will be held in a virtual format. Shareholders will not be able to attend the Special Meeting in person, but will be able to participate remotely as described below.

Shareholders of record at the close of business on April 27, 2020 will be entitled to receive notice of, and to participate and to vote at, the Special Meeting and any postponement or adjournment thereof. To participate in the Special Meeting, shareholders must register in advance by submitting the required information (described below) to Broadridge Financial Solutions Inc., the Portfolio’s proxy tabulator, at [________________]. If a shareholder’s shares are registered directly with the Portfolio in the shareholder’s name, in order to register to participate in the Special Meeting the shareholder must enter the control number found on the shareholder’s proxy card. If a shareholder’s shares are held by a broker, bank or other nominee, the shareholder must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number to be submitted by the shareholder when registering for the Special Meeting. We note that obtaining a legal proxy may take several days. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on [Friday], [June 26], 2020. Shareholders will receive an email confirming their registration and providing instructions for participating in the virtual Special Meeting. Shareholders may vote before or during the Special Meeting at proxyvote.com. Only shareholders of the Portfolio present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

This Proxy Statement and the accompanying Notice of Special Meeting and form of proxy were sent to shareholders on or about [May 15], 2020. Shareholders are entitled to one vote for each Portfolio share held and fractional votes for each fractional Portfolio share held.

If the accompanying form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted “for” the proposals. Pursuant to the Fund’s Bylaws and Maryland law, only the matters set forth in the Notice of Special Meeting may be considered and voted on at the Special Meeting. A shareholder may revoke his or her proxy by appearing at the Special Meeting and voting virtually, or by giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Special Meeting.

The presence at the Special Meeting, in person or by proxy, of one-third of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) for the Special Meeting. Virtual attendance at the Special Meeting constitutes in person attendance for purposes of calculating a quorum. If a Quorum is not present at the Special Meeting, or if a Quorum is present but sufficient votes to approve a proposal are not received, the chairman of the Special Meeting shall have the power to adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting. Shares for which brokers have not received voting instructions from the beneficial owner of shares and do not have, or choose not to exercise, discretionary authority to vote shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will also be treated as Shares present for Quorum purposes.

In addition to soliciting proxies by mail, the Fund’s officers or employees of LAM may solicit proxies by email, telephone or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid for by LAM.

PROPOSAL 1

The Board has unanimously approved, and recommends that shareholders of the Portfolio approve, changing the subclassification of the Portfolio from a “diversified company” to a “non-diversified company”, as such terms are defined in the 1940 Act (the “Reclassification”).  Generally, a fund that is non-diversified may invest a higher percentage of its assets in a smaller number of companies than a diversified fund.

A diversified fund must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), Government securities (as defined in the 1940 Act), securities of other investment companies and other securities of any one issuer limited to 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.  A non-diversified fund is not subject to these requirements.  Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its subclassification from diversified to non-diversified.

Prior to October 31, 2019, the Portfolio was named “Lazard US Equity Select Portfolio” and pursued the Investment Manager’s US Equity Select strategy. Effective October 31, 2019, the Board approved changing the name of the Portfolio to “Lazard US Equity Focus Portfolio” and managing the Portfolio in accordance with the Investment Manager’s US Equity Focus strategy. The US Equity Select and US Equity Focus strategies are substantially similar in that, pursuant to either strategy, the Portfolio invests primarily in equity securities, principally common stocks, of US companies that the Investment Manager believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values, and generally focuses on large cap companies. However, the US Equity Focus strategy is a more “concentrated” investment strategy, in that the Portfolio now typically invests only in 20 to 30 companies. In contrast, when the Portfolio operated pursuant to the US Equity

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Select strategy, it typically invested in 35 to 50 companies. At the time the Board approved the strategy change, market conditions supported the Portfolio continuing to be managed as a “diversified company.” However, due to changing market conditions, in April 2020 the Investment Manager recommended, and the Board approved, subject to approval by Portfolio shareholders, changing the Portfolio’s classification to a “non-diversified company.” If the Reclassification is approved by the shareholders, the Investment Manager will have greater flexibility in pursuing investment opportunities and will be able to focus the Portfolio’s investments more heavily in securities of fewer issuers. The Investment Manager believes that this increased flexibility will provide more opportunities to enhance the Portfolio’s performance when it believes such investments are advantageous and in the best interest of the Portfolio.

If shareholders approve the Reclassification, the Portfolio is expected to invest in a smaller number of issuers as a non-diversified fund than it does currently. It will also invest in a smaller number of issuers than other, more diversified, investment portfolios. Therefore, the Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

It should be noted that, as a non-diversified fund, the Portfolio would nonetheless remain subject to certain additional diversification requirements that apply to mutual funds under the Internal Revenue Code of 1986, as amended.  Thus, with respect to 50% of the Portfolio’s total assets, the Portfolio may not invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer.  With respect to the remaining 50% of the Portfolio’s total assets, the Portfolio may not invest more than 25% of its assets in any one issuer.  These requirements may limit the Portfolio’s ability to concentrate its investments in as few as 15 companies as described above.  It also should be noted that, even if the Reclassification is approved, the Investment Manager may not operate the Portfolio as non-diversified at all times, depending on the Investment Manager’s assessment of the investment opportunities available from time to time.

If approved, the Reclassification is expected to be effective as of [July 1], 2020.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING ALL OF

THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE

SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

Votes Required; Voting Results

Pursuant to Section 13(a)(1) of the 1940 Act, approval of the Reclassification requires the affirmative vote of a majority of the Portfolio’s outstanding voting securities as defined in the 1940 Act: the affirmative vote of the holders of (a) 67% or more of the shares of the Portfolio present, in person or by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares are so present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio, whichever is less. Abstentions and broker non-votes will have the same effect as a vote against the proposals. Virtual attendance at the Special Meeting constitutes in person attendance for purposes of calculating the required vote.

The Fund will advise its shareholders of the voting results of the matters voted upon at the Special Meeting in its next annual report to shareholders.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on [June 29], 2020

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The following materials relating to this Proxy Statement are available at [https://www.lazardassetmanagement.com/us/en_us/funds/list/mutual-funds/42]:

•	this Proxy Statement;

•	the accompanying Notice of Special Meeting;

•	information on how to obtain directions to attend the Special Meeting virtually;

•	proxy cards and any other proxy materials; and

•	the Fund’s Annual Report for the fiscal year ended December 31, 2019.

To reduce expenses, only one copy of this Proxy Statement Report will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies of these documents, you may do so at any time by writing to the address or calling the phone number set forth under “Annual Report” below. The Fund will begin sending you individual copies 30 days after receiving your request.

ADDITIONAL INFORMATION

Investment Manager, Distributor and Administrator

LAM and Lazard Asset Management Securities LLC, each, with its principal office located at 30 Rockefeller Plaza, New York, New York 10112, serve as the Fund’s investment manager and distributor, respectively. State Street Bank and Trust Company, One Iron Street, Boston, Massachusetts 02210, serves as the Fund’s administrator.

Annual Report

The Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 2019 to any shareholder upon request. Requests for the Annual Report of a Fund should be made by writing to the Fund at 30 Rockefeller Plaza, New York, New York 10112 or by calling 800-823-6300.

Other Matters to Come Before the Meeting

The Directors do not intend to present any other business at the Special Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

Shareholder Communications

Shareholders who wish to communicate with Directors should send communications to the Fund, 30 Rockefeller Plaza, New York, New York 10112, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which shareholder communications will be directed to the Director or Directors indicated in the communications.

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Additional Voting Information; Expenses of Proxy Solicitation

LAM will bear the cost of soliciting proxies on behalf of the Board. Proxies may be solicited by email, mail, in person or by telephone, and the Fund may reimburse persons holding Fund shares in their name or those of their nominees for their expenses in sending soliciting materials to their principals. The total expenses of the Special Meeting, including the solicitation of proxies and the expenses incurred in connection with the preparation of the Proxy Statement, are anticipated to be approximately $61,000.

Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. Within 72 hours of receiving a shareholder’s telephonic transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy by telephone may revoke it at any time before it is exercised by submitting a new proxy or by attending the Special Meeting and voting virtually.

Shareholder Proposals

The Fund does not hold annual meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for the Fund’s next shareholder meeting subsequent to this Special Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES

AND THEIR NOMINEES

Please advise the Fund, at (800) 823-6300 or contact.US@lazard.com, whether other persons are the beneficial owners of Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Portfolio shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE,
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING
VIRTUALLY ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD
IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

By Order of the Board of Directors

Mark R. Anderson
Secretary

[May 5], 2020

New York, New York

5

APPENDIX A

THE LAZARD FUNDS, INC.

Lazard US Equity Focus Portfolio

Shares Outstanding and Ownership

Set forth below are those shareholders known by the Fund, if any, to own beneficially 5% or more of a class of the Portfolio’s shares outstanding as of April 27, 2020. As of April 27, 2020, there were [___________] Institutional shares, [___________] Open shares and [___________] R6 shares of the Portfolio outstanding.

Name and Address	Percentage of Total Institutional Shares Outstanding

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd Jersey City NJ 07310-1995]	[70.5%]

[Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002]	[17.8%]

Name and Address	Percentage of Total Open Shares Outstanding

[Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002]	[57.6%]

[Dana Gibson Emery TTEE Dana Gibson Emery Jr. C/O Dana Gibson Emery Larchmont, NY 10538-1937]	[13.6%]

[Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523]	[11.2%]

[Gregory W Heinrich Barbara Ann Heinrich Henderson NV 89052-4175]	[5.2%]
A-1

Name and Address	Percentage of Total R6 Shares Outstanding

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Jersey City NJ 07310-1995]	[100.0%]
A-2

LAZARD ASSET MANAGEMENT LLC 30 ROCKEFELLER PLAZA, 56TH FLOOR NEW YORK, NY 10112	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above
3)	Follow the instructions provided on the website.
4)	To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: [TBD]

To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D13220-S01003                   KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		For	Against	Abstain

1.	To approve changing the subclassification of Lazard US Equity Focus Portfolio from a “diversified company” to a “non-diversified company” (as such terms are defined in the Investment Company Act of 1940, as amended).	☐	☐	☐

If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal.

Note: Please sign exactly as name or names appear(s) on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Shareholders to be Held on June 29, 2020:
The Proxy Statement and any amendments or supplements to the foregoing material that are required to be furnished to shareholders is available at: www.proxyvote.com.

D13221-S01003

THE LAZARD FUNDS, INC.
LAZARD US EQUITY FOCUS PORTFOLIO
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
JUNE 29, 2020

The undersigned Shareholder(s) hereby appoint(s) [TBD] and [TBD], or any one of them true and lawful attorneys with power of substitution of each, to vote the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders of the Lazard US Equity Focus Portfolio, a series of The Lazard Funds, Inc., managed by Lazard Asset Management LLC (the “Adviser”), to be held on June [29], 2020 at [3:00] p.m. Eastern Time, via Virtual Shareholder Meeting at [TBD], and at any postponements or adjournments thereof (the “Special Meeting”), to vote all of the shares of Lazard US Equity Focus Portfolio that the undersigned would be entitled to vote if personally present at the Special Meeting and to otherwise represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE LAZARD FUNDS, INC. BOARD OF DIRECTORS. This proxy card, when properly executed, will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” the Proposal. Only matters set forth in the Notice of Special Meeting of Shareholders may be considered and voted on at the Special Meeting. Thus the only matter that will be considered and voted on will be the approval of the Proposal.